Exhibit 10.9

AMENDMENT NO. 4 TO THE
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of October 11, 2018
AMENDMENT NO. 4 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) among DXC Technology Company, a Nevada corporation (formerly known as Everett SpinCo, Inc. and as successor to Computer Sciences Corporation) (“DXC”), the Lenders (as defined below) party hereto and Citibank, N.A., as administrative agent (the “Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    DXC, the Designated Subsidiaries from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), the Agent, the Swing Line Sub Agent and the Tranche B Sub Agent are parties to an Amended and Restated Credit Agreement dated as of October 11, 2013 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
(2)    The parties hereto desire to amend the Credit Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Certain Amendments to Credit Agreement.The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:
(a)    The list of “Arrangers” on the cover page of the Credit Agreement is amended and restated in its entirety as follows:
CITIBANK, N.A.
LLOYDS SECURITIES INC.,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
MIZUHO BANK, LTD.,
RBC CAPITAL MARKETS,
and
MUFG BANK, LTD.
(formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.)
(b)    The preamble to the Credit Agreement is amended by replacing the expression “Computer Sciences Corporation, a Nevada corporation (“CSC”)” with the expression “DXC Technology Company, a Nevada corporation (“DXC”)”.
(c)    (i) The definition of “Company” is amended in full to read as follows:
“Company” means DXC.
(ii) All references to “Everett SpinCo, Inc.” in the Credit Agreement with reference to any date occurring after the consummation of the Transactions shall be deemed to be references to “DXC”.
(d)    Section 1.01 is amended as follows:
(i)    The following definitions are added in the appropriate alphabetical order:
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“LIBOR” has the meaning specified in clause (a) of the definition of Eurocurrency Rate.
“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Agent from time to time).
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
(i)    The definition of “Federal Funds Rate is amended by adding to the end thereof a new sentence to read as follows:
If the Federal Funds Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement
(e)    Section 2.08 is amended by inserting “(a)” immediately before the beginning thereof and by adding after the end thereof a new subsection (b) to read as follows:
(b)    Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Agent determines (which determination shall be conclusive absent manifest error), or the Company or the Majority Lenders notify the Agent (with, in the case of the Majority Lenders, a copy to the Company) that the Company or Majority Lenders (as applicable) have determined, that:
(i)    adequate and reasonable means do not exist for ascertaining LIBOR for the applicable currency and the requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(ii)    the supervisor for the administrator of LIBOR or a Governmental Authority having jurisdiction over the Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), then, after such determination by the Agent or receipt by the Agent of such notice, as applicable, the Agent and the Company may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) giving due consideration to the then prevailing market convention broadly accepted by the syndicated loan market for determining a rate of interest for syndicated loans in the United States at such time (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes (as defined below) and, notwithstanding anything to the contrary in Section 9.01, any such amendment shall become effective at 5:00 p.m. (New York City time) on the fifth Business Day after the Agent shall have posted such proposed amendment to all Lenders and the Company unless, prior to such time, Lenders comprising the Majority Lenders have delivered to the Agent written notice that such Majority Lenders do not accept such amendment.
If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Agent will promptly so notify the Company and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Advances shall be suspended (to the extent of the affected Eurocurrency Rate Advances or Interest Periods) and the utilization of the Eurocurrency Rate component in determining the Base Rate shall be suspended. Upon receipt of such notice, the Company may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Advances (to the extent of the affected Eurocurrency Rate Advances or Interest Periods) or, failing that, will be deemed to have converted such request into a request for (x) in the case of Borrowing denominated in Dollars, a Borrowing of Base Rate Advances in the amount specified therein and (y) in the case of a Borrowing denominated in a Committed Currency other than Dollars, a Borrowing of Advances bearing interest at a rate for short term borrowings of such Committed Currency determined in good faith by the Agent in a manner substantially consistent with market practice in consultation with the Company and, notwithstanding anything to the contrary in Section 9.01, such rate shall become effective at 5:00 p.m. (New York City time) on the fifth Business Day after the Agent shall have posted such proposed rate to all Lenders unless, prior to such time, Lenders comprising the Majority Lenders have delivered to the Agent written notice that such Majority Lenders do not accept such rate, in each case in the amount specified therein.
“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definitions of Base Rate, Eurocurrency Rate and Interest Period and any related definitions, the timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Agent and with the consent of the Company (such consent not to be unreasonably withheld, delayed or conditioned), to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Agent determines with the consent of the Company (such consent not to be unreasonably withheld, delayed or conditioned)). For the avoidance of doubt, any amendment effectuating any LIBOR Successor Rate Conforming Changes shall be subject to the Company’s approval.
(f)    Section 3.02 is amended by adding at the end thereof a new subsection (h) to read as follows:
(h)    In the case of a Designated Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a duly executed and completed Beneficial Ownership Certification in relation to such Designated Subsidiary.
(g)    Section 5.01(b) is amended by renumbering clause “(ix)” as clause “(x)” and adding immediately before such clause a new clause (ix) to read as follows:
(ix)    information and documentation reasonably requested by the Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation; and
(h)    Section 5.01(b) is amended by amending and restating the last paragraph thereof in its entirety to read as follows:
In lieu of furnishing to the Agent paper copies of the documents required to be delivered pursuant to Sections 5.01(b)(i), (ii), (v), (vi), (viii) and (x), the Company’s obligations to deliver such documents or information shall be deemed to be satisfied upon the relevant documents or information being publicly available at its Internet website located at http://www.dxc.com or through the SEC’s EDGAR system; provided that with respect to documents required to be delivered pursuant to Sections 5.01(b)(viii) and (x), the Company shall notify the Agent when such documents are so filed or so posted.
(i)    A new Section 8.10 is added to read as follows:
Section 8.10    Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Company or any other Borrower, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments or this Agreement,
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement,
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Advances, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Company or any other Borrower, that the Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
(j)    Section 9.02(a)(1) is amended by replacing the notice information for the Company with the following:
DXC Technology Company.
1775 Tysons Blvd
Tysons, Virginia 22102
Attention:  H. C. Charles Diao, Senior Vice President - Finance and Corporate Development
Phone:
Fax:
Email:
(k)    Exhibit B is amended by amending and restating section 2 of Annex I in its entirety to read as follows:
2.     Payments.
From and after the Effective Date, the Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.
(l)    Exhibit E is amended by adding after subsection (c) a new subsection (d) to read as follows:
[(d)    The information included in the Beneficial Ownership Certification provided by [the][each applicable] Designated Subsidiary to any Lender pursuant to the provisions of the Credit Agreement is true and correct in all respects as of the date hereof.].
SECTION 2.    Conditions to Effectiveness.
(a)    The amendments to the Credit Agreement set forth in Section 1 above (other than Section 1(e)) shall become effective on the first date on which the Agent shall have received counterparts hereof executed by DXC and the Majority Lenders or, as to any Lender, evidence satisfactory to the Agent that such Lender has executed this Amendment.
(b)    The amendments to the Credit Agreement set forth in Section 1(e) shall become effective on the first date on which the Agent shall have received counterparts hereof executed by DXC and all of the Lenders or, as to any Lender, evidence satisfactory to the Agent that such Lender has executed this Amendment.
SECTION 3.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.(a)     On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(a)        The Credit Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
(d)     This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.
SECTION 4.    Costs and Expenses. DXC agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Agent (in its capacity as such) in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 9.04 of the Credit Agreement.
SECTION 5.    Execution in Counterparts.This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6.    Governing Law.This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
DXC TECHNOLOGY COMPANY, a Nevada corporation
By:    /s/ HC Charles Diao
Name: HC Charles Diao
Title: SVP - Finance

CITIBANK, N.A.,
as Agent and a Lender
By /s/ Carolyn Kee
Name: Carolyn Kee
Title: Vice President
BANK OF AMERICA, N.A.,
as a Lender
By_ /s/ Arti Dighe
Name: Arti Dighe
Title: Vice President
MUFG BANK, LTD. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a Lender
By /s/ Lillian Kim
Name: Lillian Kim
Title: Director
JPMORGAN CHASE BANK, N.A.,
as a Lender
By /s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director
BARCLAYS BANK PLC,
as a Lender
By /s/ Craig Malloy
Name: Craig Malloy
Title: Director
ROYAL BANK OF CANADA,
as a Lender
By /s/ Theodore Brown
Name: Theodore Brown
Title:    Authorized Signatory
SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
By /s/ James D. Weinstein
Name: James D. Weinstein
Title:    Managing Director
THE BANK OF NOVA SCOTIA,
as a Lender
By /s/ Jason Rinne
Name: Jason Rinne
Title:    Director
THE ROYAL BANK OF SCOTLAND PLC,
as a Lender
By /s/ Stephen Leach
Name: Stephen Leach
Title:    Director
WELLS FARGO BANK, N.A.,
as a Lender
By /s/ Karen H. McClain
Name: Karen H. McClain
Title:    Managing Director
COMMERZBANK AG, NEW YORK BRANCH,
as a Lender
By /s/ Neil Kiernan
Name: Neil Kiernan
Title:    Director
By /s/ Jenny Shum
Name: Jenny Shum
Title:    Vice President
DANSKE BANK A/S,
as a Lender
By /s/ Merete Ryvald-Christensen
Name: Merete Ryvald-Christensen
Title:    Chief Loan Manager
By /s/ Gert Carstens
Name: Gert Carstens
Title:    Senior Loan Manager
DBS BANK LTD.,
as a Lender
By /s/ Surajkumar Shetty
Name: Surajkumar Shetty
Title:    Vice President
GOLDMAN SACHS BANK USA,
as a Lender
By /s/ Jamie Minieri
Name: Jamie Minieri
Title:    Authorized Signatory
LLOYDS BANK PLC,
as a Lender
By /s/ Kamala Basdeo
Name: Kamala Basdeo
Title:    Assistant Manager
By /s/ Tina Wong
Name: Tina Wong
Title:    Assistant Manager
PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By /s/ Steve Pierce
Name: Steve Pierce
Title:    Vice President
STANDARD CHARTERED BANK,
as a Lender
By /s/ Daniel Mattern
Name: Daniel Mattern
Title:    Associate Director
THE BANK OF NEW YORK MELLON,
as a Lender
By /s/ Daniel Koller
Name:    Daniel Koller
Title:    Vice President
U.S. BANK, NATIONAL ASSOCIATION,
as a Lender
By /s/ Richard J. Ameny, Jr.
Name: Richard J. Ameny, Jr.
Title:    Vice President
MIZUHO BANK, LTD.,
as a Lender
By /s/ Donna DeMagistris
Name: Donna DeMagistris
Title:    Authorized Signatory
SCOTIABANK EUROPE PLC,
as a Lender
By /s/ Matt Ruskin
Name: Matt Ruskin
Title:    Director
By /s/ Mark Lee
Name: Mark Lee
Title:    Managing Director
CAPITAL ONE,
as a Lender
By /s/ Scott Lorimer
Name:    Scott Lorimer
Title:    Senior Director
COMMONWEALTH BANK OF AUSTRALIA,
as a Lender
By /s/ James Bennett
Name: James Bennett
Title:    Senior Associate
BNP PARIBAS
as a Lender
By /s/ Matthew Harvey
Name: Matthew Harvey
Title:     Managing Director
By /s/ Liz Cheng
Name: Liz Cheng
Title:     Vice President
TD BANK, N.A.,
as a Lender
By /s/ Mark Hogan
Name: Mark Hogan
Title:    Senior Vice President
ING BANK N.V., DUBLIN BRANCH,
as a Lender
By /s/ Padraig Matthews
Name: Padraig Matthews
Title:    Director
By /s/ Sean Hassett
Name: Sean Hassett
Title:     Director

KBC BANK N.V.,
as a Lender
By /s/ Francis X. Payne
Name: Francis X. Payne
Title:    Managing Director
By /s/ Jana Sevcikova
Name: Jana Sevcikova
Title:     Director
FIFTH THIRD BANK,
as a Lender
By /s/ Will Batchelor
Name: Will Batchelor
Title:    Vice President

BAYERISCHE LANDESBANK, NEW YORK BRANCH
as a Lender
By /s/ Varbin Staykoff
Name: Varbin Staykoff
Title:    Senior Director
By /s/ Elke Videgain
Name: Elke Videgain
Title:     Vice President

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